UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

PERRY ELLIS INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

A. Jeffry Robinson, Esq. Broad & Cassel 2 South Biscayne Boulevard Miami, FL 33131 (305) 373-9400	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004 (202) 739-5947

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Perry Ellis International, Inc., a Florida corporation (“Perry Ellis” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shareholders in connection with its 2015 Annual Meeting of Shareholders scheduled to be held on Friday, July 17, 2015, at a time and location still to be determined, and at any and all adjournments, postponements or reschedulings thereof (the “2015 Annual Meeting”). Perry Ellis filed a preliminary proxy statement and accompanying preliminary proxy card with the SEC in connection with its solicitation of proxies to be used at the 2015 Annual Meeting on May 20, 2015.

Investor Presentation

Attached hereto is an investor presentation that Perry Ellis is making publicly available beginning on May 27, 2015. This presentation is being filed with the SEC since it may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with the 2015 Annual Meeting.

Important Additional Information And Where To Find It

On May 20, 2015, Perry Ellis filed a preliminary proxy statement and accompanying preliminary proxy card with the SEC in connection with the solicitation of proxies from Perry Ellis shareholders in connection with the matters to be considered at the 2015 Annual Meeting. Perry Ellis, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the 2015 Annual Meeting. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, has been set forth in the Company’s preliminary proxy statement for the 2015 Annual Meeting, including the schedules and appendices thereto. To the extent holdings of the Company’s securities have changed since the amounts set forth in the Company’s preliminary proxy statement for the 2015 Annual Meeting, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov.

INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY PERRY ELLIS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by Perry Ellis with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.pery.com, by writing to the Company’s Corporate Secretary at Perry Ellis International, Inc., 3000 N.W. 107th Avenue, Miami, FL 33172, or by calling the Company’s Corporate Secretary at (305) 873-1245.

Powerful Lifestyle Brands

1

Safe Harbor Statement

We caution readers that the forward-looking statements (statements which are not historical facts) in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations rather than historical facts and they are indicated by words or phrases such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “proforma,” “project,” “seek,” “should” or “target” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology. Such forward-looking statements include, but are not limited to, statements regarding Perry Ellis’ strategic operating review, growth initiatives and internal operating improvements intended to drive revenues and enhance profitability, the implementation of Perry Ellis’ profitability improvement plan and Perry Ellis’ plans to exit underperforming, low growth brands and businesses. We have based such forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, many of which are beyond our control. These factors include: general economic conditions, a significant decrease in business from or loss of any of our major customers or programs, anticipated and unanticipated trends and conditions in our industry, including the impact of recent or future retail and wholesale consolidation, recent and future economic conditions, including turmoil in the financial and credit markets, the effectiveness of our planned advertising, marketing and promotional campaigns, our ability to contain costs, disruptions in the supply chain, our future capital needs and our ability to obtain financing, our ability to protect our trademarks, our ability to integrate acquired businesses, trademarks, trade names and licenses, our ability to predict consumer preferences and changes in fashion trends and consumer acceptance of both new designs and newly introduced products, the termination or non-renewal of any material license agreements to which we are a party, changes in the costs of raw materials, labor and advertising, our ability to carry out growth strategies including expansion in international and direct-to-consumer retail markets, the effectiveness of our plans, strategies, objectives, expectations and intentions which are subject to change at any time at our discretion, potential cyber risk and technology failures which could disrupt operations or result in a data breach, the level of consumer spending for apparel and other merchandise, our ability to compete, exposure to foreign currency risk and interest rate risk, possible disruption in commercial activities due to terrorist activity and armed conflict, actions of activist investors and the cost and disruption of responding to those actions, and other factors set forth in Perry Ellis’ filings with the Securities and Exchange Commission

(SEC). Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those risks and uncertainties detailed in

Perry Ellis’ filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which are valid only as of the date they were made. We undertake no obligation to update or revise any forward-looking statements to reflect new information or the occurrence of unanticipated events or otherwise, except as otherwise required by the federal securities laws.

2

Company Highlights

Global Leader in the Apparel Industry Iconic Portfolio of Lifestyle Brands Well-Positioned in Attractive Markets Diversified Distribution Channels

Growing Direct-to-Consumer and International Businesses Strong Financial Position Cost Reduction Initiatives Underway Steadily Improving Financial Results Experienced and Engaged Board of Directors and Seasoned Management Team

Focused On Driving Growth, Enhancing Profitability and Creating Shareholder Value

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Driving Growth and Enhancing Profitability

Strong Q1 fiscal 2016 results:

Adjusted diluted EPS increased 80% YoY to $0.99

Adjusted gross margin expansion of 80 bps to 34.9%

Adjusted EBITDA margin expansion of 200 bps to 9.3%

Net revenues of $266 million o 4% increase YoY due to core brand growth

Realized $12 million in cost reductions in fiscal 2015

Process enhancements

Inventory management

Sourcing improvements

Perry Ellis’ total shareholder returns for FY15 over prior year increased

53%, vs. S&P Apparel Index at 4% vs. NASDAQ at 14%

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Strong Stock Return Compared to Peers

PERY Peer Group

1	Year* 3 Year** 6 Year**

APP -8.7% 19.5% -56.2%

COLM 36.9% 80.7% 196.0%

CRI 34.3% 92.2% 379.6%

CROX 4.0% -46.4% 783.3%

DECK -8.7% -21.0% 279.3%

DLA -1.7% -39.9% 145.5%

GES -35.8% -41.0% 16.7%

GIII 57.0% 316.6% 1667.3%

OXM 21.1% 9.3% 739.9%

SHOO 17.6% 25.3% 566.8%

ZQK -74.5% -58.4% -11.0%

Average 3.8% 30.6% 427.9%

High 57.0% 316.6% 1667.3%

Low -74.5% -58.4% -56.2%

S&P Retail 29.4% 83.2% 217.4%

PERY 81.50% 49.70% 522.7%

Since implementing our Growth and Profitability plan, PERY increased 1-yr total shareholder return (TSR) to 81.5%

Successfully navigated through the financial crisis, where many peers were less successful, supported in large part by introduction of golf license (in 2002) and operating discipline

Increased TSR by 53% in FY15 compared to S&P Apparel index at 4% and NASDAQ at 14%

For the trailing 12 months (5/16/14 – 5/15/15)

For the fiscal year ending 1/31/15

The peer group is composed of companies identified on page 30 of the preliminary proxy statement filed with the SEC on May 20, 2015. Such companies were identified in consultation with an independent outside consultant and include companies of similar size and business.

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# Perry Ellis' Strategy Is Working

PERRY ELLIS
INTERNATIONAL

| Our Growth and Profitability Plan… | | …Has Yielded Clear Results |
| --- | --- | --- |
| 1. *Portfolio Optimization* | ✓ | Exited 30 underperforming, low growth brands, generating ~$80M in revenues since FY14 |
| | ✓ | Gross margin expansion of 80 bps in FY15 and Q1 FY16 |
| 2. *Expand international and licensing distribution* | ✓ | FY15 International revenues grew 15% to represent 12% of revenues, licensing income grew 7% to represent 4% of revenues |
| | ✓ | Signed 27 new licenses in FY15, extending 8 brands across geographies and product categories |
| 3. *Direct-to-Consumer Expansion* | ✓ | DTC revenues rose 13% to represent 10% of total revenues |
| 4. *Enhance Strategic Positioning* | ✓ | Grew Perry Ellis and Original Penguin to account for 35% of total revenues |
| | ✓ | Expanded golf lifestyle globally and through licensing |
| 5. *Strategic Cost Savings* | ✓ | Realized $12M in cost savings in FY15, $2.3M in Q1 FY16 |
| | ✓ | FY16 capital refinancing to save $4.5M; 13% inventory decrease |

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Business Overview

7

Diversified Fundamentals Drive Shareholder Value

A World Class Portfolio of Brands Anchored in:

Men’s

Sportswear

Golf Lifestyle Apparel

Women’s

Sportswear

FY 2015A

Wholesale 86% Revenue

Breakdown 4% Licensing

10% Direct-to-Consumer

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Iconic Portfolio of Lifestyle Brands

85% of Revenues in Core Brands; Global Retail Sales ~$2.6 Billion

24%

of Revenues $930M Retail

11%

of Revenues $385M Retail

15%

of Revenues $365M Retail

21%

of Revenues $510M Retail

14%

of Revenues $435M Retail

Long Standing Wholesale Relationships

25,000+ doors penetration across Multiple Demographic Segments, Price Points and Distribution Channels

Luxury

Dept /

Mid-Tier

Specialty

Club / Mass

International

PERRY ELLIS

An Iconic American Brand

Editorial

THE WALL STREET JOURNAL

Fashion Show

PERRY ELLIS FALL 2015 COLLECTION

“Designers Dial Up Drama,” featuring Michael Maccari’s inspiration sketch for the Spring

2015 collection, along with a select group of designers.

Perry Ellis presented to the New York runway in February with Michael Maccari’s Fall 2015 collection. Key feature articles were written by The New York Times,The Wall Street Journal, GQ.com, WWD, Pagesix.com, LATimes.com, Examiner.com, IssacLikes.com, TheFashionSpot.com and more.

Brand Overview

Iconic, accessible designer lifestyle brand with strong global awareness

Perry Ellis offers a full lifestyle sportswear collection: Contemporary dress, mix and match shirts, trousers, knits, sweaters and outerwear

$930M

Global Retail Sales

Licensing

9%

FY 2015

DTC 28% Direct

Revenue

Mix 63%

Wholesale

18 – 54 (Primary: 32 – 40) | Income: $100K+ | Married with children | College educated | Professional / Managerial | Ethnically diverse | Sophisticated | Active and social | Open-minded 13

Wholesale Growth & Profitability Strategy

Key Retail Partners

Strategic Initiatives

Strengthen profitability of wholesale partners via:

Complimentary active product launch (360O series)

Strong inventory management and faster turns

Enhanced product-value proposition and increased number of product offerings

(outerwear, footwear)

Shop-in-shop installations and compelling visuals at key retail accounts

Grow International Business via Perry Ellis America concept

Direct-to-Consumer Overview

Strategic Initiatives

Establish retail excellence through superior systems,

customer service and regional product presentation

Expand high-margin businesses including luggage,

footwear and accessories

Execute small-door and climate-right strategies

Intensify key item ownership

Maximize omni-channel experience through store

fulfillment of online orders

45

Directly-Operated Retail Stores

E-com website www.perryellis.com

FY 2016 YTD Performance Through Q1

Total DTC and Retail Store comparable sales both up single digits

E-commerce +67% comparable sales

Continued focus on margin improvement with +200 basis point improvement vs LY

Licensing & International Development

Perry Ellis’s global presence supported by 23 Domestic and 20 Global licensees:

Fragrance and footwear largest partners

34 Licensed-operated stores (27 in Latin America and 7 in Asia)

Perry Ellis Strategy

Concentrate resources on globalizing Perry Ellis brand in white-space markets

Launch in Asia and EMEA through use of classic licensing and other revenue models (Joint Ventures / Direct to Retail)

Leverage 2016 introduction of Perry Ellis America in Europe as springboard for additional licensing revenue

Drive revenue growth with existing partners in developed markets (U.S. & Latin America)

Accelerate partner Direct-to-Consumer initiatives

Exploit under-optimized categories and distribution channels (E-commerce)

an original

Penguin

Brand Overview

The iconic Original Penguin brand represents a mix of American Sportswear and contemporary fashion

Our designers have reworked mid-century classics to reflect today’s lifestyle and stay culturally relevant in global markets, appealing to a style-savvy consumer

$385M

Global Retail Sales

Licensing

6%

FY 2015

DTC 34% Direct

Revenue

Mix

60% Wholesale

International

FY 2015

36% Direct

Geographic

Mix 64% North

America

18 – 54 (Primary: 25 – 35) | Income: $75K+ | Creative | Influencer | Tech & Culturally Savvy | Social and Outgoing

Wholesale Partner Overview

North America

(52% of Wholesale channel)

1,400+ door distribution

Europe

(48% of Wholesale channel)

950+ door distribution

Wholesale Growth & Profitability Strategy

Strategic Initiatives

Convert Classification-driven business into Full-Lifestyle collection offerings

Expand small leather goods and accessories in Q3 and Q4 of Fiscal 2016

Optimize penetration of existing accounts to include shop-in-shops

Identify new retail partners via direct expansion, distribution agreements and/or licensing

Revenue Growth of +15% on 3-year CAGR, driven by:

200+ new doors added between Fiscal 2014 and Fiscal 2015

Elevated retailer-exclusive programs (Saks Fifth Avenue and Bloomingdale’s)

EBITDA margin expansion driven by improved sell-through at retail and productions buys leveraging global view of the brand

Direct-to-Consumer Overview

Strategic Initiatives

Expand and intensify outerwear and accessories business to grow sales and profit margin

Develop leather bags, footwear, fragrance business

Maintain balanced product assortments at outlet stores

New OPG luggage product line (2015)

Continue to develop dress up collection

Maximize omni-channel experience through store fulfillment of online orders

Performance Update Through Q1

Q1 operating income expanded over 500 BPS

Global E-com comp up double-digits comparably

Launching EUR currency denominated website in Q2

Moving brand’s UK flagship store to a new location with stronger foot traffic

28

Directly Operated Retail Stores

2	E-com websites

European

North E-com 58%

America

E-com 4%

14%

FY 2015

OPG-DTC

U.K. 19% Revenue 63%

Stores Mix

(6)

U.S.

Stores

(22)

Chart excludes revenue from 63 franchise operated stores

Licensing & International Development

Original Penguin global presence supported by 31 licensees for the brand:

65 License-Operated Stores (46 in Latin America and 19 in Philippines / Eurasia)

Original Penguin Strategy

Build on strong brand momentum to generate additional growth opportunities at retail for existing licensees

Accelerate partner Direct-to-Consumer initiatives

Grow opportunities in key categories: kids apparel & footwear, watches, eyewear

Expand revenue through licensing partners in Middle East, Africa, and India markets

Leverage our direct sales growth in Europe: Build on brand support among key retailers in Europe (House of Fraser, El Corte Ingles, Galeries Lafayette) to grow royalty income

PEI GOLF

PERRY ELLIS INTERNATIONAL

Leading Golf Apparel Company

Owned Brands

Licensed Brands

A Dominant Force in Golf Lifestyle Apparel

Revenue growth of +14% on 4-year CAGR, driven by:

Pioneering the evolution of golf apparel

Constant product innovation

Growth and diversification across authentic golf channels of distribution

Off-Course

Big Box Green Grass Tournament Corporate

Golf Specialty

Strategic Initiatives

Athleisure expansion across golf lifestyle portfolio

International expansion underway across Europe, Africa, Middle East & Asia

Licensing expansion for Ben Hogan brand

DTC opportunities via launch of www.callawayapparel.com and retail partners’ websites

Launch product extensions (Callaway Training, Golf Accessories)

Product Innovation Cornerstone

Callaway’s Opti-Series Performance Technologies: Performance Cotton & Outlast Technology

PGA Tour

Motionflux & Cottonflux

Grand Slam Airflow

Financial Highlights

Licensing & International Development

$31M+ 150+ Licensing 90 Franchise

Royalty Income Agreements Operated Retail

Stores

YTD Fiscal 2016 Update

Royalty revenue increased +10%

Executed 8 new agreements, including first agreement in India for Original Penguin

Strategic Initiatives

Add $10 million royalty revenue over next 4 years

Expand international penetration from 25% to 40% of licensing income

Concentrate resources on globalizing core brands/product categories

Focus on underpenetrated markets, categories and channels

Continue to upgrade licensees

Pursue additional revenue models in addition to classic licensing (JV, Equity Participation,

Direct-to-Retail) for non-core brands

Financial Summary

Full Year 3M YTD 3M YTD

FY 2015A FY 2015A FY 2016A FY 2016E*

Total $890.0 $257.3 $266.4 $925M –

Revenue $935M

Adj. Gross $303.0 $87.7 $93.0 34.5% –

Profit**1 34.0% 34.1% 34.9% 34.6%

Adj. $39.8 $18.7 $24.7 $55M (6.0%) –

EBITDA** 4.5% 7.3% 9.3% $58M (6.25%)

$0.56 $0.55 $0.99 $1.68 –

Adj. EPS** $1.75

(1)	Adjusted for costs associated with exited brands and other strategic initiatives

*Guidance as of 05/14/2015

**Non-GAAP reconciliations are contained in in PERY press release issued on 5/14/15, which was , filed as Exhibit 99.1 to a Form 8-k filed with the SEC on 5/14/15.

Capitalization Summary

Actual Actual

Capitalization May 2, 2015 May 3, 2014

Cash & Investments $ 32.7 $ 47.8

Senior Credit Facility $ 9.7 $ 64.6

Senior Subordinated Notes Payable, net $ 150.0 $ 150.0

Real Estate Mortgages $ 21.9 $ 22.7

Total Net Debt $139 $189

Inventory $ 153.5 $ 177.2

Accounts Receivable $ 181.0 $ 183.1

Total Current Assets $ 379.8 $ 434.2

Total Shareholders’ Equity $ 313.4 $ 357.1

Summary Credit Statistics

Total Net Debt to Capital 31% 35%

Net Debt / LTM EBITDA as Adjusted 3.0x 5.7x

LTM EBITDA as Adjusted / PF Interest Expense 3.2x 2.2x

Effective 5/6/15, $100 million senior subordinated notes redeemed and financed through expansion of senior credit facility

Strong Fundamentals Fueling Future

Improving sales trends and operating margins

Focused and continued momentum on higher-margin geographies and channels of distribution

Disciplined expense and inventory control

Strong balance sheet and capital structure to support growth

Many avenues for significant earnings growth

Highly-Qualified, Experienced, Committed and Engaged Board and Management Team

# Perry Ellis Proposes Board of Directors to be Composed of Apparel and Retail Industry Heavyweights

PERRY ELLIS INTERNATIONAL



**George Feldenkreis, Chairman**

- 48 years of experience at PEI
- Founded & built PERY into apparel giant
- Grew PERY from $33M in sales in FY92 to $890M in FY 15
- Early pioneer in creating and developing international sourcing networks for apparel manufacturing



**Michael Rayden (Nominee)**

- Former CEO of nationally recognized retailers Tween Brands Inc., Pacific Sunwear of California Inc., The Stride Rite Corporation and Eddie Bauer Inc.
- Former director of David's Bridal, Inc., Dress Barn, Inc., Pacific Sunwear of California, Inc., Strottman International, Inc., The Stride Rite Corporation, and Tween Brands
- Extensive apparel, wholesaling, brand building exp.



**Jane DeFlorio, Lead Independent Director**

- 16 years experience advising retail industry sector at Deutsche Bank, UBS and Morgan Stanley
- Focus on retail, e-commerce, finance for retail groups
- Vice Chairman of Board of Trustees and Chairman of the Audit and Risk Committee at The New School University



**J.David Scheiner**

- 35 years experience in senior management at major retailers
- Former President and CEO of Macy's Florida and Puerto Rico
- Consultant to retail, wholesale and private equity companies
- Extensive experience as director of apparel and retail companies



**Oscar Feldenkreis, Vice Chairman (Nominee)**

- President, CEO-designee and COO, Perry Ells
- 35 years of experience at PERY
- Expanded PERY global branded focus beyond private-label into men's and women's apparel beginning with 1997 acquisition of Original Penguin
- Member of Advisory Board for the Jay H. Baker Retailing Center Wharton School



**Alexandra Wilson**

- 15 years international experience in luxury goods, e-commerce, retail and finance
- Founder of online retailers Gilt and GLAMSQUAD
- Serves on numerous non-profit boards
- Active adviser and mentor for numerous startups and entrepreneurs in fashion, beauty, retail and technology



**Bruce J. Klatsky (Nominee)**

- Over 45 years experience in apparel industry
- Former Chairman & CEO of PVH Corp.
- Led transformation of PVH from a 120 year-old shirt company into one of the largest apparel and footwear companies in the world
- Previously, served on President Clinton's White House Apparel Task Force

**DeFlorio, Scheiner and Wilson added as independent directors in 2014**

**Klatsky and Rayden nominated to stand for election at 2015 Annual Meeting for total of five of seven new directors since 2014**

33

Strong Corporate Governance Practices

Independent Leadership and Oversight Aligned with Long-Term Shareholders

Perry Ellis’ Board and management own approximately 25% of the outstanding shares of the Company’s common stock

Restrictions on hedging and pledging of common stock for directors/executives Stock ownership requirements for directors/executives

Three new Directors added in the last 15 months ensures fresh perspectives

If two new proposed nominees elected, five out of seven would have been added since 2014

All non-management Directors are independent

History of strong and highly qualified lead independent directors—Jane DeFlorio named new lead Independent director in May 2015

Strong Governance Practices

Majority voting and resignation policy for election of directors at uncontested meetings

Compensation recoupment policy applicable to directors and executive officers

Independent directors meet regularly without management

Further aligned compensation with long-term performance

No shareholder rights plan or poison pill in effect

One class of voting common stock

Shareholders have right to call special meeting

No super voting provisions in articles or by-laws

Sustainability and Diversity

Comprehensive sustainability program with substantive annual reporting

Innovative dying techniques reduce water consumption by 92%

2014 Breakthrough Award—Women Executive Leadership and 20/20 Women on Boards

Important Additional Information

This presentation may be deemed to be soliciting material in respect of the solicitation of proxies from stockholders in connection with Perry Ellis’ 2015 Annual Meeting of Shareholders. On May 20, 2015, Perry

Ellis filed a preliminary proxy statement and accompanying preliminary proxy card with the SEC in connection with the solicitation of proxies from Perry Ellis shareholders in connection with the matters to be considered at the 2015 Annual Meeting.

Perry Ellis, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Perry Ellis’ shareholders in connection with the matters to be considered at the 2015

Annual Meeting. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, has been set forth in Perry Ellis’ preliminary proxy statement for the 2015 Annual Meeting, including the schedules and appendices thereto. To the extent holdings of Perry Ellis’ securities have changed since the amounts set forth in Perry Ellis’ preliminary proxy statement for the 2015

Annual Meeting, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY PERRY ELLIS WITH THE SEC CAREFULLY AND IN THEIR

ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by Perry Ellis with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Perry Ellis’ corporate website at www.pery.com, by writing to Perry Ellis’ Corporate

Secretary at Perry Ellis International, Inc., 3000 N.W. 107th Avenue, Miami, FL 33172, or by calling Perry

Ellis’ Corporate Secretary at (305) 873-1245.

PERY

PERRY ELLIS INTERNATIONAL

PERY . COM